UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2026

BLUEROCK HOMES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8 - K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Disposition of ILE Units

Prior to 2026, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), entered into a joint venture with an unaffiliated third party to acquire single-family residential units located in Texas and the Southeast United States, collectively known as the ILE portfolio. The Company holds a 95% interest in the joint venture.

During the period of January 1, 2026 through October 14, 2026, the Company completed the disposition of its interest in an aggregate of 31 single-family residential units within the ILE portfolio. The dispositions were made to unaffiliated third parties pursuant to the terms and conditions of multiple separate purchase and sales agreements. The aggregate sales price for the 31 units was approximately $6.6 million, subject to certain closing costs, prorations and adjustments typical in such real estate transactions. After deducting the paydown of existing mortgage indebtedness encumbering certain of the units, aggregate net proceeds to the Company were approximately $2.0 million.

ITEM 9.01	FINANCIAL STATEMENTS

(a)

Pro Forma Financial Information

Bluerock Homes Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2026 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2026 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the six months ended June 30, 2026 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the six months ended June 30, 2026 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2025 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2025 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions, and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2026 and its other filings with the SEC.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Homes Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2025, and as of and for the six months ended June 30, 2026 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2026, and the unaudited pro forma condensed consolidated statements of operations and comprehensive income (loss) for the six months ended June 30, 2026 and the year ended December 31, 2025, have been prepared to provide pro forma financial information with regard to the Company’s disposition of single-family residential units within the ILE portfolio, which the Company consolidated, and includes pro forma information for the transactions described below. The unaudited pro forma financial information gives effect to:

(1)	The Company’s disposition of its interests in an aggregate of 31 units within the ILE portfolio to unaffiliated third parties as follows: the disposition of (i) 29 units during the six months ended June 30, 2026 and (ii) 2 units during the period of July 1, 2026 through October 14, 2026. The pro forma financial information presented herein does not give effect to the subsequent reinvestment of the net proceeds from such dispositions.

The pro forma condensed consolidated balance sheet as of June 30, 2026 assumes that the disposition of the 2 units during the period of July 1, 2026 through October 14, 2026 referred to above occurred on June 30, 2026.

The pro forma condensed consolidated statement of operations and comprehensive income (loss) for the six months ended June 30, 2026 assumes that the disposition of the aggregate 31 units referred to above occurred on January 1, 2026.

The pro forma condensed consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2025 assumes that the disposition of the aggregate 31 units referred to above occurred on January 1, 2025.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transaction referred to above have been made. Our unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations would have been assuming the transaction referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2026

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	ILE Unit Sales (b)	Pro Forma Total
ASSETS
Net real estate investments
Land	$116,033	$—	$116,033
Buildings and improvements	731,777	—	731,777
Furniture, fixtures and equipment	29,766	—	29,766
Construction in process	15,294	—	15,294
Total gross operating real estate investments	892,870	—	892,870
Accumulated depreciation	(74,495)	—	(74,495)
Total net operating real estate investments	818,375	—	818,375
Operating real estate held for sale, net	18,382	(404)	17,978
Total net real estate investments	836,757	(404)	836,353
Cash and cash equivalents	172,107	114	172,221
Restricted cash	22,679	—	22,679
Investment in unconsolidated real estate fund	25,805	—	25,805
Accounts receivable, prepaids and other assets, net	28,731	—	28,731
Preferred equity investments, net	55,565	—	55,565
Other intangible assets, net	5,221	—	5,221
Due from affiliates	610	—	610
Non-real estate assets associated with operating real estate held for sale	16	—	16
TOTAL ASSETS	$1,147,491	$(290)	$1,147,201

LIABILITIES AND EQUITY
Mortgages payable	$421,919	$(340)	$421,579
Accounts payable	1,100	—	1,100
Other accrued liabilities	21,837	(1)	21,836
Due to affiliates	7,341	—	7,341
Distributions payable	2,600	—	2,600
Liabilities associated with operating real estate held for sale	110	(5)	105
Total Liabilities	454,907	(346)	454,561
6.0% Series A Redeemable Preferred Stock, liquidation preference $25.00 per share, 30,000,000 shares authorized; 6,457,698 shares issued and outstanding at June 30, 2026	148,009	—	148,009
7.5% Series B Redeemable Preferred Stock, liquidation preference $25.00 per share, 14,000,000 shares authorized; 351,304 shares issued and outstanding at June 30, 2026	7,729	—	7,729
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 206,000,000 shares authorized; no shares issued and outstanding at June 30, 2026	—	—	—
Common stock - Class A, $0.01 par value, 562,500,000 shares authorized; 4,099,539 shares issued and outstanding at June 30, 2026, historical and pro forma	41	—	41
Common stock - Class C, $0.01 par value, 187,500,000 shares authorized; 8,489 shares issued and outstanding at June 30, 2026, historical and pro forma	—	—	—
Additional paid-in-capital	121,595	—	121,595
Accumulated deficit	(737)	88	(649)
Accumulated other comprehensive income	50	—	50
Total Stockholders’ Equity	120,949	88	121,037
Noncontrolling Interests
Operating partnership units	276,722	—	276,722
Partially-owned properties	139,175	(32)	139,143
Total Noncontrolling Interests	415,897	(32)	415,865
Total Equity	536,846	56	536,902
TOTAL LIABILITIES AND EQUITY	$1,147,491	$(290)	$1,147,201

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2026

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

(b)	Reflects the Company’s disposition of its interest in 2 units within the ILE portfolio that occurred during the period of July 1, 2026 through October 14, 2026 which were included in the Company’s historical consolidated balance sheet. The dispositions of the ILE units were to unaffiliated third parties. The pro forma financial information does not reflect the subsequent reinvestment of the net proceeds from such dispositions. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE SIX MONTHS ENDED JUNE 30, 2026

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	ILE Unit Sales (b)	Pro Forma Total
Revenues
Rental and other property revenues	$39,028	$(56)	$38,972
Total revenues	39,028	(56)	38,972

Expenses
Property operating	18,853	(32)	18,821
Property management and asset management fees	2,895	(13)	2,882
General and administrative	5,634	—	5,634
Management fees to related party	5,391	—	5,391
Acquisition and other transaction costs	606	—	606
Weather-related losses, net	410	—	410
Impairment of real estate investments	1,121	—	1,121
Depreciation and amortization	16,741	(23)	16,718
Total expenses	51,651	(68)	51,583

Other (expense) income
Other expense, net	(1,160)	—	(1,160)
Income from preferred equity investments	3,564	—	3,564
Share of net earnings of equity method investment	603	—	603
Gain on sale of real estate investments, net	902	(189)	713
Loss on extinguishment of debt costs	(37)	—	(37)
Interest expense, net	(12,969)	12	(12,957)
Interest income	2,540	—	2,540
Total other expense	(6,557)	(177)	(6,734)
Loss before income taxes	(19,180)	(165)	(19,345)
Income tax expense	(76)	—	(76)
Net loss	(19,256)	(165)	(19,421)
Preferred stock dividends	(5,331)	—	(5,331)
Preferred stock accretion	(2,561)	—	(2,561)
Net loss attributable to noncontrolling interests
Operating partnership units	15,775	109	15,884
Partially-owned properties	4,458	8	4,466
Net loss attributable to noncontrolling interests	20,233	117	20,350
Net loss attributable to common stockholders	$(6,915)	$(48)	$(6,963)

Loss per common share (c)
Net loss per common share – Basic	$(1.80)		$(1.81)
Net loss per common share – Diluted	$(1.80)		$(1.81)

Weighted average basic common shares outstanding	3,919,843		3,919,843
Weighted average diluted common shares outstanding	3,919,843		3,919,843

Other comprehensive income
Unrealized gain on available-for-sale investments, net	$128	$—	$128
Less unrealized gain attributable to Operating partnership units	(89)	—	(89)
Other comprehensive income attributable to common stockholders	39	—	39
Comprehensive loss attributable to noncontrolling interests	20,144	117	20,261
Comprehensive loss attributable to common stockholders	$(6,876)	$(48)	$(6,924)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss)

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE SIX MONTHS ENDED JUNE 30, 2026

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

(b)	Reflects the Company’s disposition of its interest in an aggregate of 31 units within the ILE portfolio that occurred during the period of January 1, 2026 through October 14, 2026 which were included in the Company’s historical consolidated statement of operations and comprehensive income (loss). The dispositions of the ILE units were to unaffiliated third parties. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(c)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of loss per share.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	ILE Unit Sales (b)	Pro Forma Total
Revenues
Rental and other property revenues	$68,136	$(640)	$67,496
Interest income from loan investments	598	—	598
Total revenues	68,734	(640)	68,094

Expenses
Property operating	33,185	(395)	32,790
Property management and asset management fees	5,372	(140)	5,232
General and administrative	11,249	—	11,249
Management fees to related party	10,471	—	10,471
Acquisition and other transaction costs	418	—	418
Weather-related losses, net	59	—	59
Impairment of real estate investments	5,905	(1,050)	4,855
Depreciation and amortization	29,418	(266)	29,152
Total expenses	96,077	(1,851)	94,226

Other (expense) income
Other expense, net	(139)	—	(139)
Income from preferred equity investments	8,759	—	8,759
Share of net earnings of equity method investment	1,058	—	1,058
Recovery of credit losses, net	103	—	103
Gain on sale of real estate investments, net	1,689	—	1,689
Gain on sale of available-for-sale investments, net	3,664	—	3,664
Loss on extinguishment of debt costs	(27)	2	(25)
Interest expense, net	(23,988)	208	(23,780)
Interest income	5,258	(2)	5,256
Total other expense	(3,623)	208	(3,415)
Loss before income taxes	(30,966)	1,419	(29,547)
Income tax expense	(1,632)	—	(1,632)
Net loss	(32,598)	1,419	(31,179)
Preferred stock dividends	(9,203)	—	(9,203)
Preferred stock accretion	(4,538)	—	(4,538)
Net loss attributable to noncontrolling interests
Operating partnership units	25,797	(932)	24,865
Partially-owned properties	9,051	(71)	8,980
Net loss attributable to noncontrolling interests	34,848	(1,003)	33,845
Net loss attributable to common stockholders	$(11,491)	$416	$(11,075)

Loss per common share (c)
Net loss per common share – Basic	$(3.02)		$(2.92)
Net loss per common share – Diluted	$(3.02)		$(2.92)

Weighted average basic common shares outstanding	3,889,301		3,889,301
Weighted average diluted common shares outstanding	3,889,301		3,889,301

Other comprehensive income
Unrealized gain on available for sale investments	$568	$—	$568
Less unrealized gain attributable to Operating partnership units	(393)	—	(393)
Other comprehensive income attributable to common stockholders	175	—	175
Comprehensive loss attributable to noncontrolling interests	34,455	(1,003)	33,452
Comprehensive loss attributable to common stockholders	$(11,316)	$416	$(10,900)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss)

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Certain amounts in prior year financial statement presentation have been reclassified to conform to the current year presentation. Specifically, impairment of real estate amounts that were previously included with gain on sale of real estate investments in a single line item on the consolidated statements of operations and comprehensive income (loss) are now presented separately within impairment of real estate investments.

(b)	Reflects the Company’s disposition of its interest in an aggregate of 31 units within the ILE portfolio that occurred during the period of January 1, 2026 through October 14, 2026 which were included in the Company’s historical consolidated statement of operations and comprehensive income (loss). The dispositions of the ILE units were to unaffiliated third parties. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(c)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of loss per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

DATE:	October 20, 2026	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer